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                                                                 EXHIBIT 10.3


                                                M/I SCHOTTENSTEIN HOMES, INC.
                                              PERFORMANCE BASED BONUS PROGRAM
                                                    SENIOR VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER
                                                    EFFECTIVE JANUARY 1, 1998



The Senior Vice President and Chief Financial Officer is eligible to receive up to 125% of December 31 base salary as per the following criteria:

         ACTUAL PRE-TAX NET INCOME: Provided the actual pre-tax net income of the Corporation equals $16,000,000, the Senior Vice President and Chief Financial Officer will receive a designated percentage of December 31 base salary as indicated by the following schedule:

               PRE-TAX NET INCOME          PERCENTAGE OF DECEMBER 31 BASE SALARY
               ------------------          -------------------------------------


           $16,000,000 - $18,999,999                         40%
           -------------------------
           $19,000,000 - $20,999,999                         50%
           -------------------------
           $21,000,000 - $23,999,999                         60%
           -------------------------
           $24,000,000 - $24,999,999                         70%
           -------------------------
           $25,000,000 - $25,999,999                         80%
           -------------------------
           $26,000,000 - $27,999,999                         85%
           -------------------------
           $28,000,000 - $28,999,999                         90%
           -------------------------
           $29,000,000 - $29,999,999                        100%
           -------------------------                        ----
           $30,000,000 - $30,999,999                        115%
           -------------------------                        ----
           $31,000,000 - $31,999,999                        120%
           -------------------------                        ----
               $32,000,000.00 +                             125%
               ----------------


PAYMENT

Bonuses are 50% payable at the end of January and 50% payable by March 15 of the following year the bonus is earned. The individual must be employed in this capacity with the Company on the date bonuses are distributed to receive a bonus. In the event of a promotion or transfer, the bonus will be allocated to time employed with each position. No amounts are considered due or payable if the employment relationship with the Company is terminated.

THE COMPANY RESERVES THE RIGHT TO REVISE THIS PROGRAM AS IT CONSIDERS NECESSARY.

ACKNOWLEDGED:


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              Name                                   Date